ASSIGNMENT AND ASSUMPTION OF AGREEMENT
     For Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (“Assignor”), does hereby assign, transfer and convey unto SBS MIAMI BROADCAST CENTER, INC., a Delaware corporation (“Assignee”), all right, title and interest of Assignor in and to that certain Agreement for Purchase and Sale dated August 24, 2006 (the “Agreement”) by and between 7007 PALMETTO INVESTMENTS, LLC, a Florida limited liability company (“Seller”), and Assignor, as amended, including all deposits paid thereunder.
     Assignee joins in this Assignment for the purpose of assuming any and all of the obligations of Assignor under the Agreement.
     IN WITNESS WHEREOF, this Assignment has been duly executed by Assignor and Assignee as of this 25th day of October, 2006.

Assignor:

Signed, sealed and delivered in the presence of:	SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation

/s/ Juan Garcia		By: /s/ Raul Alarcon

Print Name:		Name: Raul Alarcon
Title: President & CEO
/s/ Ivette Davidson

Print Name:		[SEAL]

Assignee:

SBS MIAMI BROADCAST CENTER, INC., a Delaware corporation

/s/ Juan Garcia	By:	/s/ Ral Alarcon

Print Name:		Name: Raul Alarcon

Title: President & CEO
/s/ Ivette Davidson

Print Name:		[SEAL]